SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): June 21, 2000

                        ADVANCED BUSINESS SCIENCES, INC.
             (Exact name of registrant as specified in its charter)





          Delaware                      0-26455                 87-0347787
          --------                      -------                 ----------
(State or other jurisdiction       (Commission File         (I.R.S. Employer
     of incorporation or                Number)           Identification Number)
        organization)

                  3345 No. 107th Street, Omaha, Nebraska 68134
                  --------------------------------------------
               (Address of principal executive offices) (ZIP Code)






Registrant's telephone number, including area code:
(402) 498-2734

Item 5.  Other Events

         The Registrant announced on May 31, 2000, that James Stark had resigned as its President, Chief Financial Officer and Secretary. The Registrant's board of directors elected John J. Gaukel as the Registrant's President. It also elected Roger Kanne as Chief Financial Officer and Secretary.

         The Registrant announced on June 12, 2000, that the Registrant was granted patent no. 6,072,396. This patent covers the Registrant's proprietary GPS based tracking product.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADVANCED BUSINESS SCIENCES, INC.



                                       By:      /s/ John J. Gaukel
                                            -------------------------
                                            John J. Gaukel, President

Date: June 21, 2000

                                  EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION

99.1 Press release, dated May 31, 2000, announcing changes in the Registrant's management

99.2 Press  release,  dated  June  12,  2000,  announcing  award of  patent  no.
     6,072,396